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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C., 20549


                              FORM 8-K


                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 3, 1997


                           SuperGen, Inc.
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       (Exact name of registrant as specified in its charter)


           Delaware                      0-27628              91-1841574
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  (State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation or organization       File Number)       Identification No.)



Two Annabel Lane, Suite 220, San Ramon, California               94583
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    (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code:  (510) 327-0200
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ITEM 5.  OTHER EVENTS

     On November 3, 1997, SuperGen, Inc., a California corporation ("SuperGen California") merged into SuperGen, Inc., a Delaware corporation (the "Company") to effect a reincorporation into Delaware. Pursuant to the Agreement and Plan of Merger between the Company and SuperGen California, (i) each share of SuperGen California's Common Stock, $0.001 par value (the "SuperGen California Common Stock"), was automatically converted into one share of the Company's common stock, $0.001 par value (the "Common Stock"), on the effective date of the merger and (ii) each outstanding and unexercised option or other right to purchase or security convertible into SuperGen California Common Stock became an option or right to purchase or a security convertible into the Company's Common Stock on the basis of one share of the Company's Common Stock for each share of SuperGen California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such SuperGen California option, stock purchase right or convertible security. Pursuant to the Agreement and Plan of Merger between the Company and SuperGen California, the Company succeeded by operation of law to all of the assets and liabilities of SuperGen California.

     This description is a summary only and is qualified by reference in its entirety to the documents filed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     a.  Financial Statements:  not applicable.

     b.  Pro Forma Financial Information:  not applicable.

     c.  Exhibits:

     (a) 2.1 Agreement and Plan of Merger between the Company and SuperGen California, dated November 3, 1997.


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(a)  Incorporated by reference from the Company's Proxy Statement filed with the Securities and Exchange Commission on April 25, 1997. Exhibit 2.1 is incorporated by reference to Exhibit A of the Company's Proxy Statement.
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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUPERGEN, INC.


Dated: November 17, 1997           By:  /s/ Joseph Rubinfeld
                                        ------------------------------------
                                        Joseph Rubinfeld, Ph.D.
                                        Chief Executive Officer, President
                                        and Director

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                          INDEX TO EXHIBITS


     EXHIBIT NO.                             DESCRIPTION
------------------------      ------------------------------------------------

(a)      2.1                  Agreement and Plan of Merger between the Company
                              and SuperGen California, dated November 3, 1997.


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(a)  Incorporated by reference from the Company's Proxy Statement filed with the Securities and Exchange Commission on April 25, 1997. Exhibit 2.1 is incorporated by reference to Exhibit A of the Company's Proxy Statement.